Exhibit 10.2

First AMENDMENT

TO

LOAN AGREEMENT

This First Amendment to Loan Agreement is entered into as of January 14, 2011 (the “Amendment”), by and between James Simpson Foundation (“Lender”) and PEPPERBALL TECHNOLOGIES, INC., a Colorado corporation (“Borrower”).

RECITALS

Borrower and Lender are parties to that certain Loan Agreement dated as of January 15, 2010, and as may be further amended from time to time (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.

Section 1(a) (Closing) of this Agreement to read as follows:

(a)

Upon execution of the amendment of this Loan Agreement, Lender shall deliver to Borrower $136,000 ($200,000 credit facility - $64,000 principal balance as of amendment date).

2.

Section 1(b) (Interest) of the Agreement to read as follows:

(b)

The Credit Facility shall begin amortizing on January 31, 2011 at $16,667 per month (in addition to the 15% monthly interest payments) through Maturity (See Amortization of Principal Schedule below).

3.

Section 1(c) (Maturity Date) of the Agreement to read as follows:

(c)

All amounts of outstanding hereunder are due and payable on December 31, 2011.

4.

Section 1(d) (Amortization of Principal) of the Agreement to read as follows:

 (d)

The amortization of principal associated with this Credit Facility shall be made as follows:

Month

Amortization of Principal

January 31

$16,667

February 28

16,667

March 31

16,667

April 30

16,667

May 31

16,667

June 30

16,667

July 31

16,667

August 31

16,667

September 30

16,667

October 31

16,667

November 30

16,667

December 31

16,663

5.

Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Agreement.

6.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7.

As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

i)

this Amendment, duly executed by Borrower;

ii)

Corporate Resolutions to Borrow;

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

PEPPERBALL TECHNOLOGIES, INC.

By:  /s/ John Stiska

Title:  Chief Executive Officer

James Simpson Foundation

By:  /s/ James Simpson

Title:  Manager